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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
SONUS NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SONUS NETWORKS, INC.
250 Apollo Drive
Chelmsford, MA 01824

         November 1, 2004

Dear Shareholder:

        We cordially invite you to attend Sonus' annual shareholders meeting. The meeting will be held on Thursday, December 9, 2004, at 9:00 a.m., local time, at The Radisson Hotel Chelmsford, 10 Independence Drive in Chelmsford, Massachusetts.

        The notice of annual meeting and proxy statement accompanying this letter describes the business to be acted upon at the meeting. Our annual report for 2003 is also enclosed. To ensure that your shares are represented at the meeting, you are urged to vote as described in the accompanying proxy statement.

        Thank you for your support.

Sincerely,

Hassan M. Ahmed
Chairman of the Board of Directors and Chief Executive Officer

        The notice of meeting and proxy statement and accompanying proxy card are being distributed on or about November 1, 2004.

SONUS NETWORKS, INC.
250 Apollo Drive
Chelmsford, MA 01824

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held December 9, 2004

To the Shareholders of Sonus Networks, Inc.:

        The 2004 annual meeting of shareholders of Sonus Networks, Inc., will be held on Thursday, December 9, 2004 at 9:00 a.m., local time, at The Radisson Hotel Chelmsford, 10 Independence Drive, Chelmsford, Massachusetts 01824. At the meeting we will:

  1.
  Elect three (3) directors to each serve for three-year terms; and

  2.
  Transact any other business that may properly come before the meeting or any adjournments thereof.

        Shareholders who owned shares of Sonus common stock of record at the close of business on October 15, 2004 are entitled to attend and vote at the meeting. If you cannot attend, you may vote by telephone or by using the Internet as instructed on the enclosed proxy card or by mailing the proxy card in the enclosed postage-paid envelope. Any shareholder attending the meeting may vote in person, even if you have already voted on the proposal described in this proxy statement. A complete list of Sonus' shareholders will be available at the corporate offices at 250 Apollo Drive, Chelmsford, Massachusetts 01824 prior to the meeting.

By Order of the Board of Directors,

Charles J. Gray Secretary
Chelmsford, Massachusetts November 1, 2004

        A copy of your proxy card and picture identification will be required to enter the meeting. Cameras and recording equipment will not be permitted at the meeting.

        Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed stamped envelope or vote electronically via the Internet or vote by telephone in order to assure representation of your shares at the annual meeting. No postage need be affixed if mailed in the United States.

SONUS NETWORKS, INC.
PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

        Our board of directors is soliciting proxies for the 2004 annual meeting of shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

        Voting materials, which include this proxy statement, a proxy card and our 2003 annual report to shareholders, were mailed to shareholders on or about November 1, 2004. Our principal executive offices are located at 250 Apollo Drive, Chelmsford, Massachusetts 01824. Our telephone number is (978) 614-8100.

Q:	Who may vote at the meeting?
A:
The board of directors set October 15, 2004 as the record date for the meeting. All shareholders who owned our common stock of record at the close of business on October 15, 2004 may attend and vote at the meeting. Each shareholder is entitled to one vote for each share of common stock held on all matters to be voted on. On October 15, 2004, 246,771,304 shares of our common stock were outstanding.
Q.	How many votes do we need to be present at the meeting?
A:
A majority of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if you:
• are present in person at the meeting; or
• have properly submitted a proxy card (including proxy cards signed and returned by brokers holding stock in "street name") or voted by telephone or by using the Internet.
Q:	What proposals will be voted on at the meeting?
A:	There is one proposal scheduled to be voted on at the meeting:
• Election of three (3) directors to each serve for three-year terms.
Q:	What is the voting requirement to approve the proposal?
A:	The three nominees who receive the highest number of affirmative "FOR" votes will be elected as directors.
Q:	How are the votes counted?
A:
You may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" each director. If you do not vote and you hold your shares in a brokerage account in your broker's name (this is called "street name"), your broker will have discretionary authority to vote your shares "FOR" each director or to withhold votes for each or any director. Voting results will be tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.

Q:	How may I vote my shares in person at the meeting?
A:
Shares held directly in your name as the shareholder of record may be voted in person at the meeting. If you choose to attend the meeting, please bring the enclosed proxy card and proof of identification for entrance to the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.
Q:	How can I vote my shares without attending the meeting?
A:
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the meeting. If you are a shareholder of record, you may vote by granting a proxy, such as through the use of the enclosed proxy card. If you hold shares in street name, you may vote by submitting voting instructions to your stockbroker or nominee. If you provide specific voting instructions, your shares will be voted as you have instructed. In most cases, you will be able to do this by telephone, using the Internet or by mail.
Q:	How can I change my vote after I return my proxy card?
A:
You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and submitting a new proxy card with a later date, voting by telephone or using the Internet as instructed above (your latest telephone or Internet proxy is counted) or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.
Q:	What is our voting recommendation?
A:	Our board of directors recommends that you vote your shares "FOR" each of the nominees to the board.
Q:	Where can I find the voting results of the meeting?
A:	The preliminary voting results will be announced at the meeting. The final results will be published in our annual report on Form 10-K for the year ending December 31, 2004.

ELECTION OF DIRECTORS

        Our board of directors consists of eight members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. The term for three directors, Paul J. Ferri, Rubin Gruber and H. Brian Thompson, will expire at this 2004 annual meeting. Messrs. Ferri, Gruber and Thompson are being nominated for re-election as directors and, if elected, will each serve a three-year term until our annual meeting in 2007 or until his respective successor is elected and qualified. Each of the nominees has consented to his nomination for election to a new three-year term. There are no family relationships among our executive officers and directors.

        Under the new NASDAQ Stock Market rules, a director will only qualify as an "independent director" if, in the opinion of the board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Edward T. Anderson, John P. Cunningham, Paul J. Ferri, Paul J. Severino and H. Brian Thompson does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under Rule 4200(a)(15) of the NASDAQ Stock Market Marketplace Rules.

        The board of directors unanimously recommends a vote "FOR" the election to the board of directors of each of the following nominees.

Nominees for a three-year term expiring in 2007

        Paul J. Ferri, 65, has been a director since November 1997. Mr. Ferri has been a general partner of Matrix Partners, a venture capital firm, since 1982. He also serves on the board of directors of Sycamore Networks, Inc. Mr. Ferri has a B.S. in engineering from Cornell University, an M.S. in engineering from Polytechnic Institute of New York and an M.B.A. from Columbia University.

        Rubin Gruber, 60, is one of our founders and has been a director since November 1997 and Chairman Emeritus of our board of directors since April 2004. From November 1998 until April 2004, Mr. Gruber had been Chairman of the board of directors, and from November 1997 until November 1998, Mr. Gruber was our President. Before founding Sonus, Mr. Gruber was a founder of VideoServer, Inc., now Ezenia!, Inc., a manufacturer of videoconference network equipment, and from February 1992 until September 1996 served as Vice President of Business Development. Previously, Mr. Gruber was a founder and served as President of both Cambridge Telecommunications, Inc., a manufacturer of networking equipment, and Davox Corporation, a developer of terminals supporting voice and data applications, and served as a Senior Vice President of Bolt, Beranek and Newman Communications Corporation, a subsidiary of Bolt, Beranek and Newman, Inc., a manufacturer of data communications equipment. Mr. Gruber holds a B.Sc. in mathematics from McGill University and an M.A. in mathematics from Wayne State University.

        H. Brian Thompson, 65, has been a director since his election by the board in October 2003. Our Chief Executive Officer recommended Mr. Thompson to the board of directors for consideration as a candidate for director. Mr. Thompson currently serves as chairman of the board of directors for Comsat International, an independent telecommunications operator with operations throughout Latin America. He also heads his own private equity investment and advisory firm, Universal Telecommunications, Inc. From March 1999 to September 2000, Mr. Thompson was chairman and CEO of Global Telesystems Group, Inc., a trans-European network and communications service provider. He also served as chairman and CEO of LCI International, Inc., a facilities-based long distance telecommunications carrier, from 1991 through 1998, when LCI International merged with Qwest Communications, Inc. Mr. Thompson served as an executive vice president of MCI Communications Corporation, a global communications provider, from 1981 to 1990. He currently serves as a member of the boards of directors of Bell Canada International, ArrayComm, Inc., Axcelis Technologies, Inc. and United Auto Group. He received his MBA from Harvard's Graduate School of Business, and received an undergraduate degree in chemical engineering from the University of Massachusetts.

Directors whose term will expire in 2005

        Hassan M. Ahmed, 46, has been Chief Executive Officer and a member of our board of directors since November 1998 and Chairman of our board of directors since April 2004. From November 1998 to April 2004, he was also our President. From July 1998 to November 1998, Mr. Ahmed was Executive Vice President and General Manager of the Core Switching Division of Ascend Communications, Inc., a provider of wide area network switches and access data networking equipment, and from July 1997 until July 1998 was a Vice President and General Manager of the Core Switching Division. From June 1995 to July 1997, Mr. Ahmed was Chief Technology Officer and Vice President of Engineering for Cascade Communications Corp., a provider of wide area network switches. From 1993 until June 1995, Mr. Ahmed was a founder and President of WaveAccess, Inc., a supplier of wireless communications. Prior to that, he was an Associate Professor at Boston University, Engineering Manager at Analog Devices, a chip manufacturer, and director of VSLI Systems at Motorola Codex, a supplier of communications equipment. Mr. Ahmed holds a B.S. and M.S. in engineering from Carleton University and a Ph.D. in engineering from Stanford University.

        Paul J. Severino, 57, has been a director since March 1999. Mr. Severino is a private investor. From 1994 to October 1996, he was Chairman of Bay Networks, Inc., a data networking products and services company, after its formation from the merger of Wellfleet Communications, Inc. and Synoptics Communications, Inc. Prior to that, he was a founder, President and Chief Executive Officer of Wellfleet Communications, Inc. He also serves on the board of directors of Media 100, Inc. Mr. Severino has a B.S. in engineering from Rensselaer Polytechnic Institute.

        John P. Cunningham, 67, has been a director since his election by the board in September 2004. In June 2002 Mr. Cunningham retired from Citrix, Systems, Inc., a global leader in virtual workplace software and services. From May 2001 to June 2002, Mr. Cunningham was Senior Vice President, Finance and Operations of Citrix Systems, Inc. He joined Citrix Systems, Inc. in November 1999 as Senior Vice President, Finance and Administration and served in that capacity until May 2001. Beginning in 1998 to June 1999, Mr. Cunningham served as Executive Vice President and Chief Financial Officer of Wang Global, a worldwide provider of network services. Prior to joining Wang, he served as Chief Financial officer of Whirlpool Corporation from 1996 to 1998 and Chief Financial Officer of Maytag Corporation from 1994 to 1996, both diversified manufacturers. Mr. Cunningham has also held various management positions at International Business Machines. Mr. Cunningham has an MBA from New York University and a B.S. from Fordham University.

Directors whose term will expire in 2006

        Edward T. Anderson, 55, has been a director since November 1997. Mr. Anderson has been managing general partner of North Bridge Venture Partners, a venture capital firm, since 1994. Previously, he was a general partner of ABS Ventures, the venture capital affiliate of Alex.Brown & Sons. He has an M.F.A. from the University of Denver and an M.S. from Columbia University.

        Albert A. Notini, 47, has been our President and Chief Operating Officer since April 2004 and a director since March 2003. Until becoming President and Chief Operating Officer in April 2004, Mr. Notini also served as chair of the board's audit committee. Mr. Notini served as a director and the Chief Financial Officer of Manufacturers' Services Limited, a global electronics and supply chain services company, from October 2000 to March 2004. Manufacturers' Services Limited was acquired by Celestica Inc. in March 2004. He joined Manufacturers' Services Limited in May 2000 as Executive

Vice President, Business Development and General Counsel and served in that capacity until October 2000. From January 1999 to June 1999, Mr. Notini was the Executive Vice President, Corporate Development and Administration and General Counsel of Wang Global, a worldwide provider of network services. Wang Global was acquired by Getronics NV in June 1999, and Mr. Notini served as Executive Vice President of Getronics until February 2000. He joined Wang Global in February 1994 as Senior Vice President and General Counsel. Prior to joining Wang, he was a Senior Partner at Hale and Dorr LLP, a law firm. Mr. Notini has a B.A. from Boston College, an M.A. from Boston University and a J.D. from Boston College Law School. Mr. Notini also serves as a director of ePresence, Inc.

BOARD MEETINGS AND COMMITTEES

        The board of directors held nine meetings during 2003. Each director who served on the board during 2003 attended at least 75% of all board and applicable committee meetings during 2003. We do not have a policy regarding the attendance of directors at our annual meetings of shareholders. Two directors attended the 2003 annual meeting.

        The board of directors has three standing committees, the audit committee, the compensation committee and the nominating committee. Each of these committees is composed entirely of independent directors as defined under applicable rules.

Audit Committee

        The audit committee has been established by the board of directors for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements. The audit committee reviews the financial information that will be provided to shareholders and others, the systems of internal controls that management and the board of directors have established, the selection and performance of our independent auditors, the independence of our auditors from our management and our audit and financial reporting practices and procedures. The audit committee operates under a written audit committee charter adopted by the board. In December 2003, the board adopted an updated version of the charter that reflects standards and requirements recently adopted by the Securities and Exchange Commission and the NASDAQ Stock Market. A copy of the revised charter is attached as Appendix A to this proxy statement and also can be found on our website, www.sonusnet.com., at Corporate/Investor Relations/Governing our Company. There were nine meetings of the audit committee during 2003. For additional information concerning the audit committee, please see the section captioned "Audit Committee Report."

        From January 2003 until March 2003, the members of the audit committee were Messrs. Anderson, Ferri and Severino. In March 2003, Mr. Notini joined the board of directors and was appointed chairman of the audit committee. From March 2003 until December 2003, the members of the audit committee were Messrs. Anderson, Ferri, Notini and Severino. In December 2003, Mr. Ferri resigned from the audit committee when he was appointed to the nominating committee. From December 2003 until April 2004 the members of the audit committee were Messrs. Anderson, Notini and Severino. In April 2004, Mr. Notini resigned from the audit committee when he joined us as President and Chief Operating Officer and Mr. Ferri then re-joined the audit committee. From April 2004 until September 2004, the members of the audit committee were Messrs. Anderson, Ferri and Severino. In September 2004, Mr. Cunningham joined the board of directors and was appointed chairman of the audit committee and Mr. Ferri resigned from the audit committee at that time.

        The current members of the audit committee are Messrs. Anderson, Cunningham and Severino. Each of the current members of the audit committee is, and each of the above former members while serving on the audit committee was, an "independent director" as defined under the new rules of the NASDAQ Stock Market that became applicable to us on October 31, 2004, including the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In addition, all of the members of the audit committee were independent as defined by the rules of the NASDAQ Stock Market that applied to us until such date and otherwise satisfied NASDAQ's eligibility requirements for audit committee membership. The board of directors has determined that Mr. Cunningham is, and Mr. Notini while serving on the audit committee was, an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

Compensation Committee

        The compensation committee, which consists of Messrs. Ferri and Severino, advises and assists management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees. In exercising its responsibilities, the compensation committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes restricted stock or option awards to those individuals. Additionally, the compensation committee administers our stock plans and reviews and approves the structure of our bonus plans. The compensation committee operates under a written compensation committee charter adopted by the board. In September 2003, the board adopted an updated version of the compensation committee charter that reflects standards and requirements recently adopted by the NASDAQ Stock Market. A copy of the revised charter can be found on our website, www.sonusnet.com., at Corporate/Investor Relations/Governing our Company. There were three meetings of the compensation committee during 2003, and the committee acted periodically by written consent during the year.

Nominating Committee

        The nominating committee, which consists of Messrs. Ferri and Thompson, identifies and selects the persons to be nominated by the board of directors for election as directors at our annual shareholder meetings. The nominating committee encourages the selection of directors who will contribute to our overall corporate goals of responsibility to its shareholders, customers and employees. The charter of the nominating committee sets forth general criteria that the nominating committee considers for nomination of directors. The nominating committee reviews from time to time the appropriate skills and characteristics required of individual directors to contribute to our success in today's business environment. There are no specific minimum qualifications for a recommended nominee to the board. The nominating committee has the authority to engage independent advisors to assist in the process of identifying and evaluating candidates, but has not engaged any such advisors to date. Assuming that appropriate biographical information and background material has been provided on a timely basis, shareholder-recommended nominees, if any, would also be evaluated by the nominating committee in substantially the same manner as it follows for nominees identified by the nominating committee. To recommend a prospective nominee for the board's consideration, shareholders should submit the candidate's name and appropriate biographical information and background materials to our Secretary in writing to the following address: Sonus Networks, Inc., Attn: Secretary and General Counsel, 250 Apollo Drive, Chelmsford, MA 01824. Each of the members of the nominating committee is an "independent director" as defined in Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market. The nominating committee operates under a written nominating committee charter adopted by the board in December 2003. A copy of the charter can be found on our website, www.sonusnet.com., at Corporate/Investor Relations/Governing our Company. There were no meetings of the nominating committee during 2003.

Code of Business Conduct and Ethics

        In September 2003, our board of directors approved the adoption of a revised code of business conduct and ethics. A copy of the revised code of business conduct and ethics can be found on our website, www.sonusnet.com., at Corporate/Investor Relations/Governing our Company. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of this code of business conduct and ethics with respect to our principal executive officer, co-principal financial officers, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website, unless a Form 8-K is otherwise required by applicable rules of the NASDAQ Stock Market.

DIRECTOR COMPENSATION

        We do not compensate directors in cash for serving on the board of directors. We compensate the chairman of the nominating committee in cash in the amount of $10,000 per year and the chairman of the audit committee in cash in the amount of $20,000 per year for service as chairs of those committees. Directors also are eligible to be reimbursed for reasonable out-of pocket expenses incurred in connection with attendance at board of director or committee meetings.

        Under our Amended and Restated 1997 Stock Incentive Plan (the Plan), non-employee directors also are eligible to receive stock option grants or restricted stock awards at the discretion of the board of directors or other administrator of the Plan. In March 2003, we granted an option to purchase 50,000 shares of our common stock under the Plan to Mr. Notini upon his appointment to the board of directors, at an exercise price of $2.13 per share. In May 2003, we granted options to purchase 10,000 shares of our common stock to our non-employee directors, Messrs. Anderson, Ferri and Severino, under the Plan, each at an exercise price of $3.31 per share. In October 2003, we granted an option to purchase 50,000 shares of our common stock under the Plan to Mr. Thompson upon his appointment to the board of directors, at an exercise price of $7.65 per share. Each of these options vest over a four-year period with 25% of the number of options vesting one year from the date of grant and monthly thereafter at the rate of 2.0833% for each month of service completed by the director. In September 2004, we granted an option to purchase 50,000 shares of our common stock under the Plan to Mr. Cunningham upon his appointment to the board of directors, at an exercise price of $5.37 per share. Each of these options vest over a four-year period with 25% of the number of options vesting one year from the date of grant and monthly thereafter at the rate of 2.0833% for each month of service completed by the director

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholders may communicate with the board of directors by writing, e-mailing or calling our Investor Relations Department at Sonus Networks, Inc., 250 Apollo Drive, Chelmsford, MA 01824, Attention: Investor Relations, tel: (978) 614-8100, ir@sonusnet.com. Our Investor Relations Department and/or General Counsel will review all such communications and will forward to the chairman of the audit committee of the board of directors all communications that raise an issue appropriate for consideration by our board of directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

INDEPENDENT AUDITORS

        The audit committee of our board of directors has not yet appointed our independent auditors for the fiscal year ending December 31, 2004. Ernst & Young LLP ("Ernst & Young") has served as our auditors since June 2002. Representatives of Ernst & Young are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

        Our board of directors dismissed Arthur Andersen LLP ("Andersen") as our independent accountants and appointed Ernst & Young as our new independent accountants, effective June 27, 2002. The decision to dismiss Andersen and to retain Ernst & Young was approved by our board of directors upon the recommendation of our audit committee.

        The audit report of Andersen on our consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During our fiscal years ended December 31, 2001 and 2000, and the subsequent interim period from January 1, 2002 through June 27, 2002, there were no disagreements between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

        None of the reportable events described under Item 304(a)(1)(v) of Regulations S-K occurred within our fiscal years ended December 31, 2001 and 2000 and the subsequent interim period from January 1, 2002 through June 27, 2002.

        We provided Andersen with a copy of the above disclosure statements and attached a copy of Andersen's letter, dated June 27, 2002, stating its agreement with these disclosure statements as Exhibit 16.1 to our Form 10-K for the fiscal year ended December 31, 2002.

        We did not consult with Ernst & Young on any accounting or auditing matters during the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period from January 1, 2002 through June 27, 2002. Ernst & Young re-audited our consolidated financial statements for the year ended December 31, 2001, in connection with the restatement of our consolidated financial statements for certain prior periods.

FEES FOR INDEPENDENT AUDITORS DURING FISCAL YEAR ENDED DECEMBER 31, 2003 AND 2002

        The following is a summary of the fees billed to us by Ernst & Young for the fiscal years ended December 31, 2003 and 2002 for audit services and in the fiscal years ended December 31, 2003 and 2002 for other services.

Fee Category	Fiscal 2003 Fees(1)	Fiscal 2002 Fees(2)
Audit Fees	$4,722,285	$77,512
Audit-Related Fees	43,000	21,250
Tax Fees	52,000	73,756
All Other Fees	2,500	0

Total Fees	$4,819,785	$172,518

(1)
Includes fees billed and estimated to be billed by Ernst & Young in 2003 and 2004 for the fiscal 2003 audit and the 2002 and 2001 re-audit work performed in 2004.

(2)
Includes fees billed by Ernst & Young following their appointment in June 2002 to replace Andersen as our independent auditors. Excludes fees billed by Andersen in the amount of $20,000 for the review of financial statements included in our first quarter filing on Form 10-Q and in the amount of $15,050 for tax planning and compliance services rendered during fiscal 2002.

Audit Fees

        Audit fees consist of professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in our quarterly reports on Form 10-Q and statutory audits of our foreign subsidiaries.

Audit-Related Fees

        Audit-related fees consist of professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under "Audit Fees." These services include employee benefit plan audits, review of internal controls and consultations concerning financial accounting and reporting standards.

Tax Fees

        Tax fees consist of professional services for tax compliance, tax reporting, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance and reporting, sales and use tax advice and international tax planning.

All Other Fees

        All other fees consist of products and professional services other than the services reported above. In fiscal 2003, all other fees included a fee for the use of Ernst & Young's on-line research tool.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

        The audit committee has adopted a policy to pre-approve audit and permissible non-audit services provided by the independent auditors. These services many include audit services, audit-related services, tax services and other services. Prior to engagement of the independent auditor for the next year's audit, the independent auditor and our management submit an aggregate of services expected to be rendered during that year for each of the four categories of services to the audit committee for approval. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and our management periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval process. The audit committee may also pre-approve particular services on a case-by-case basis. The audit committee may ratify, without prior approval, certain de minimis non-audit services if the aggregate amount of all such non-audit services provided to us constitutes not more than $5,000 during the fiscal year in which the services are provided. During the fiscal year ended December 31, 2003, there were no de minimis non-audit services provided that the audit committee subsequently ratified as the audit committee pre-approved all of the services performed by Ernst & Young.

AUDIT COMMITTEE REPORT

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

        The audit committee's purpose is to oversee our accounting and financial reporting processes and the audits of our financial statements. The audit committee reviews the financial information that will be provided to shareholders and others, the systems of internal controls that management and the board of directors have established, the selection and performance of our independent auditors, the independence of our auditors from our management, and our audit and financial reporting processes. The audit committee operates under a written audit committee charter adopted by the board. During 2003, the board adopted an updated version of the audit committee charter that reflects standards and requirements recently adopted by the Securities and Exchange Commission. A copy of the revised charter is attached as Appendix A to this proxy statement and also can be found on our website, www.sonusnet.com., at Corporate/Investor Relations/Governing our Company.

        The audit committee reviewed and discussed our audited consolidated financial statements for 2003 with management, which has primary responsibility for the financial statements, and with the independent auditors. The audit committee also discussed with Ernst & Young the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees. The audit committee discussed with Ernst & Young the auditors' independence from us and our management and has received from Ernst & Young the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees. The committee also considered whether the non-audit services performed by Ernst & Young are compatible with maintaining the auditors' independence.

        Based on the review and discussions noted above, the audit committee recommended to the board of directors, and the board approved, in July 2004 the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K/A for the year ended December 31, 2003, filed with the Securities and Exchange Commission on July 28, 2004.

        At the time that the audit committee conducted the reviews and discussions with management and the auditors, and made the above recommendations to the board of directors, the board of directors had not determined whether any of the members serving on the audit committee met the requirements of an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The board of directors had determined that Mr. Notini met the requirements of an "audit committee financial expert" during his tenure as chairman of the audit committee. The board of directors did not make such a determination with respect to the members of the audit committee following Mr. Notini's departure from the audit committee when he became President and Chief Operating Officer in April 2004. In September 2004 John P. Cunningham was appointed to the board of directors and as chairman of the audit committee. The board of directors has determined that Mr. Cunningham is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The current members of the audit committee are Messrs. Anderson, Cunningham and Severino.

Submitted by,
AUDIT COMMITTEE: Edward T. Anderson Paul J. Ferri Paul J. Severino

BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth information regarding beneficial ownership of our common stock as of August 31, 2004 by:

  •
  each person who beneficially owns to the best of our knowledge, more than 5% of the outstanding shares of our common stock;

  •
  each of our executive officers listed in the Summary Compensation Table below;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. In computing the number of shares beneficially owned by each person named in the following table and the percentage ownership of that person, shares of common stock that are subject to stock options held by that person that are currently exercisable or exercisable within 60 days of August 31, 2004 are deemed owned by that person and are also deemed outstanding. These shares are not, however, deemed outstanding for purposes of computing the percentage ownership of any other person.

        Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The percentage of common stock outstanding as of August 31, 2004 is based on 246,587,105 shares of common stock outstanding on that date plus shares subject to options to the extent noted above.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Outstanding
Executive Officers and Directors:
Hassan M. Ahmed (1)	9,012,998	3.6%
John M. O'Hara (2)	40,417	*
Rubin Gruber (3)	4,424,238	1.8%
Gary A. Rogers (4)	1,708,511	*
Paul R. Jones (5)	605,599	*
Edward T. Anderson (6)	437,822	*
Paul J. Severino (7)	573,698	*
Paul J. Ferri (8)	167,215	*
H. Brian Thompson (9)	32,500	*
Albert A. Notini (10)	19,792	*
John P. Cunningham	0	0%
All executive officers and directors as a group (13 persons) (11)	17,022,790	6.8%
5% Owners:
Fidelity Management and Research Company (12)	36,667,000	14.9%
Barclays PLC and affiliated entities (13)	13,588,549	5.5%

*
Less than 1% of the outstanding shares of common stock.

(1)
Includes 2,039,667 shares subject to outstanding options that are exercisable as of October 30, 2004. Includes 1,314,000 shares held by family trusts and by his minor children. Mr. Ahmed disclaims beneficial ownership of the shares held by these trusts and his minor children.

(2)
Includes 40,417 shares subject to outstanding options that are exercisable as of October 30, 2004.

(3)
Includes 1,317,333 shares subject to outstanding options that are exercisable as of October 30, 2004.

(4)
Includes 243,584 shares subject to outstanding options that are exercisable as of October 30, 2004. Includes 219,883 shares held by a family trust and 12,000 shares held in trust for his minor children. Mr. Rogers disclaims beneficial ownership of the shares held by these trusts.

(5)
Includes 588,3172 shares subject to outstanding options that are exercisable as of October 30, 2004.

(6)
Includes 18,126 shares subject to outstanding options that are exercisable as of October 30, 2004.

(7)
Includes 18,126 shares subject to outstanding options that are exercisable as of October 30, 2004 and 51,000 shares held for the benefit of Mr. Severino's minor child under the Massachusetts Uniform Transfer to Minors Act.

(8)
Includes 18,126 shares subject to outstanding options that are exercisable as of October 30, 2004.

(9)
Includes 12,500 shares subject to outstanding options that are exercisable as of October 30, 2004.

(10)
Includes 19,792 shares subject to outstanding options that are exercisable as of October 30, 2004.

(11)
Includes 4,322,654 shares subject to outstanding options that are exercisable as of October 30, 2004.

(12)
According to a Schedule 13G filed on February 17, 2004, Fidelity Management & Research Company (Fidelity), a wholly owned subsidiary of FMR Corp., was the beneficial owner of 36,667,000 shares of common stock in its capacity as investment advisor to various registered investment companies. The power to vote 32,076,770 of such shares resides solely with the boards of trustee of these Fidelity Funds, while the power to dispose of such shares resides with Edward C. Johnson 3rd and FMR Corp. Edward C. Johnson 3rd and FMR Corp. each has sole dispositive power over 2,769,830 of such shares and sole power to vote such shares. Edward C. Johnson 3rd is chairman of FMR Corp., Abigail P. Johnson is a director of FMR Corp. and members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp. Fidelity International Limited (FIL) is the beneficial owner of 1,821,100 of the shares. FIL operates as an entity independent of FMR Corp and Fidelity, but a partnership controlled by Edward C. Johnson 3rd and members of his family owns shares of FIL voting stock with the right to cast approximately 39.89% of the total votes of FIL voting stock. FMR Corp. maintains that the beneficial ownership of FIL should not be attributed to FMR Corp., but voluntarily has included all shares beneficially owned by FIL into the beneficial ownership of FMR Corp. for the purpose of the Schedule 13G filing. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(13)
According to a Schedule 13G filed on February 17, 2004, Barclays Global Investors, N.A. (BGI) was the beneficial owner of 11,383,638 shares of common stock, Barclays Global Fund Advisors (BGF) was the beneficial owner of 2,204,311 shares of common stock and Barclays Capital Securities Limited (BCS) was the beneficial owner of 600 shares of common stock, each of which holds the shares in trust accounts for the beneficiaries of those accounts. BGI, BGF and BCS have dispository power and voting power over 12,373,349 of those shares. The address of BGI and BGF is 45 Fremont Street, San Francisco, CA 94105, and the address of BCS is 5 The North Colonnade, Canary Wharf, London, England E14 4BB.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the copies of reports furnished to us, we believe that during the year ended December 31, 2003, our directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements, except that Mr. Notini was late in reporting his appointment as a director under Form 3 and his initial grant of options to purchase shares of common stock under Form 4, Messrs. Ahmed, Gruber and Rogers were late in reporting gifts of shares on Form 5, and Messrs. Ahmed, Gruber, Hluchyj, Mayersohn, Nill and Rogers were late in reporting stock repurchases from an exchange fund on Form 4.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 with respect to the shares of our common stock that may be issued under the our existing equity compensation plans.

	(A)		(B)	(C)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Shareholders (1)	28,136,494	(3)	$4.60	47,189,470	(4)
Equity Compensation Plans Not Approved by Shareholders (2)	0		—	0

Total	28,136,494		$4.60	47,189,470

(1)
Consists of the Plan and the 2000 Employee Stock Purchase Plan (ESPP).

(2)
Consists of the TTI 1998 Equity Incentive Plan assumed by us and the 2000 Retention Plan established by us in connection with our acquisition of telecom technologies, inc. (TTI). As of December 31, 2003, no additional options or grants of shares may be awarded and no shares of our common stock are issuable upon exercise of options under these plans.

(3)
Excludes purchase rights presently accruing under the ESPP. The ESPP consists of four consecutive 6-month purchase periods. Eligible employees may purchase shares of common stock at a price equal to 85% of the lower of the fair market value of the common stock at the beginning of each two-year offering period or the end of each semi-annual purchase period. Participation is limited to 20% of an employee's eligible compensation not to exceed amounts allowed by the Internal Revenue Code.

(4)
Consists of shares available for future issuance under the Plan and the ESPP. As of December 31, 2003, an aggregate of 35,051,143 shares of common stock were available for issuance under the Plan and 12,138,327 shares of common stock were available for issuance under the ESPP. The Plan incorporates an evergreen provision pursuant to which, on January 1 of each year, the aggregate number of shares reserved for issuance under the Plan automatically increases by a number equal to the lesser of (i) 5% of the total number of shares of common stock issued and outstanding on December 31 of the preceding year, and (ii) such number as our board of directors may determine.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report on Executive Compensation

        Compensation Philosophy.    Compensation policies for our executive officers are designed to offer compensation opportunities that attract highly talented executives, motivate individuals to perform at their highest levels, reward outstanding initiative and achievement, and retain those individuals with the leadership abilities and skills necessary to build long-term shareholder value. Our executive compensation program has three major components: (i) base salary, (ii) cash-based incentives, and (iii) equity-based incentives.

        Base Salary.    Base salaries in 2003 remained generally below the level of comparable companies, consistent with the committee's objective to attract, retain and motivate executive officers primarily through long-term, equity-based incentives. In April 2002, because of the difficult economic climate and to demonstrate an example of fiscal responsibility, our executive officers proposed, and the committee agreed, that a majority of our executives would reduce their base salaries for fiscal 2002 by fifty percent (50%), and the remainder of our executives by ten percent (10%). The salary reductions were effective April 16, 2002. In April 2003, because the economic climate and our business had improved, the committee terminated the salary reduction and reinstated the base salaries for all of the executives. In January 2004, after review of comparable industry benchmarks for executive officer compensation, the compensation committee increased the base salaries of certain executive officers by approximately 10% to bring the level of cash compensation for these executive officers more in line with the level of cash compensation received by executive officers at comparable companies. Base salaries in 2004 after these increases are still generally below the level of comparable companies.

        Cash-based Incentives.    The committee believes that a significant portion of each executive officer's compensation should be tied to the achievement by us of our financial goals and by each executive officer of his or her individual objectives. Accordingly, cash-based incentives are expected to represent an increasingly substantive part of total compensation for our executives.

        Equity-based Incentives.    The committee strongly believes in awarding stock options and restricted stock to our executive officers to tie compensation directly to our long-term success and increases in shareholder value. In determining the size of the stock option grants awarded to each executive officer, the committee takes into account the executive officer's position, past performance, the executive's anticipated contribution to meeting our long-term goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. During fiscal 2003, the committee granted stock options to the executive officers to reward the executives for their performance and establish appropriate incentives.

        On October 16, 2002, we commenced an offer to exchange outstanding employee stock options (Exchange Offer) for new stock options to be granted by us on a date that is at least six months and one day from the expiration date of the Exchange Offer. The Exchange Offer expired on November 22, 2002. On May 27, 2003, participants in the Exchange Offer received new options. Executive officers at the time the Exchange Offer was commenced were not eligible to participate in the Exchange Offer.

        Chief Executive Officer Compensation.    The Chief Executive Officer's compensation generally is based on the same policies and criteria as the other executive officers. In April 2002, because of the difficult economic climate and to demonstrate an example of fiscal responsibility, Mr. Ahmed proposed, and the committee agreed, to reduce his base salary and bonus eligibility for fiscal 2002 by fifty percent (50%). The reduction was effective April 16, 2002. In April 2003, because the economic climate and our business had improved, the committee terminated the salary reduction and reinstated the base salary for Mr. Ahmed. For fiscal 2003, Mr. Ahmed received a guaranteed cash bonus of $75,000 and a stock option award for 2,000,000 shares. In January 2004, after review of comparable industry benchmarks for chief executive officer compensation, the compensation committee increased

Mr. Ahmed's base salary to $295,000 to bring the level of Mr. Ahmed's cash compensation more in line with the level of cash compensation received by chief executive officers at comparable companies and eliminated his guaranteed cash bonus. Mr. Ahmed's base salary in 2004 after this increase is still generally below the level for chief executive officers at comparable companies. The compensation committee expects to adjust Mr. Ahmed's salary and cash-based incentives in the future based upon comparative compensation of chief executive officers of companies of similar magnitude, complexity and scope of responsibility, and other factors, which may include the financial performance of us and Mr. Ahmed's success in meeting strategic goals.

        Policy on Deductibility of Executive Compensation.    The committee does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will likely have an effect on us in the near future. The committee believes that stock options granted under the Plan meet the exception for qualified performance-based compensation in accordance with Internal Revenue Code Regulations, so that amounts otherwise deductible with respect to these options will not count toward the $1 million deduction limit. The committee's general policy is to take into account the deductibility of compensation in determining the type and amount of compensation payable to executive officers.

Submitted by,
COMPENSATION COMMITTEE: Paul J. Ferri Paul J. Severino

Compensation Committee Interlocks and Insider Participation

        No interlocking relationship exists between any member of our board of directors or our compensation committee and any member of the board of directors or compensation committee of any other company, and none of these interlocking relationships have existed in the past.

Summary of Executive Compensation

        The following table sets forth, for the years ended December 31, 2003, 2002 and 2001, the compensation earned by our Chief Executive Officer, and the other four most highly compensated executive officers in 2003.

Summary Compensation Table

		Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation			Restricted Stock Awards(4)	Securities Underlying Options/SARs
Hassan M. Ahmed Chief Executive Officer and Chairman of the Board of Directors	2003 2002 2001	$153,125 113,021 175,000		$75,000 48,400 75,000	$	— 7,917 38,000	(2) (2)	— — —	2,000,000 — 640,000
Rubin Gruber Chairman Emeritus of the Board of Directors	2003 2002 2001	153,125 113,021 175,000		— — —		— — —		— — —	430,000 — 320,000
Paul R. Jones Vice President of Engineering	2003 2002 2001	170,625 162,604 175,000		— — —		— — —		— — —	530,000 — 70,000
John M. O'Hara Vice President of Marketing	2003 2002 2001	170,500 70,247 —	(1)	— — —		— — —		— — —	100,000 220,000 —
Gary A. Rogers Vice President of Worldwide Sales	2003 2002 2001	492,293 236,574 213,702	(3) (3) (3)	— — —		— — —		— — —	430,000 — 70,000

(1)
Represents the total amount of compensation received in fiscal 2002 for the portion of the year during which he was one of our executive officers. Mr. O'Hara joined us in July 2002 and resigned effective September 30, 2004.

(2)
Represents amounts due in connection with original employment agreement for reimbursed interest expense.

(3)
Includes $369,774, $146,158 and $68,762 of commission income in 2003, 2002 and 2001, respectively.

(4)
On December 31, 2003, Mr. Rogers was the only above-named executive officer who had unvested restricted common stock. The value of the 93,750 shares as of December 31, 2003 was $700,625. The value is based on the fair market value of our common stock on December 31, 2003 of $7.54 per share less the purchase price paid. Mr. Rogers will be entitled to receive any dividends we pay on our common stock.

Stock Option Grants

        The Option Grant Table below sets forth information about option grants to the above-named executive officers during the year ended December 31, 2003, including hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of our common stock, overall market conditions and continued employment.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term(4)
	No. of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name			Exercise Price Per Share(3)	Expiration Date
					5%	10%
Hassan M. Ahmed	2,000,000	9.96%	$4.47	6/16/2013	$5,620,000	$14,240,000
Rubin Gruber	430,000	2.14%	4.47	6/16/2013	1,208,300	3,061,600
Paul R. Jones	530,000	2.64%	4.47	6/16/2013	1,489,300	3,773,600
John M. O'Hara	100,000	0.50%	4.47	6/16/2013	281,000	712,000
Gary A. Rogers	430,000	2.14%	4.47	6/16/2013	1,208,300	3,061,600

(1)
Options vest 25% one year from the date of grant and thereafter an additional 2.0833% for each month of employment.

(2)
Based on options to purchase an aggregate of 20,087,276 shares of common stock granted to employess, including those granted to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003.
(3)
Options were granted with an exercise price equal to the fair market value of our common stock on the date of grant.

(4)
The potential realizable value is calculated based on (a) the ten-year term of the option at its time of grant; (b) the assumption that the closing price for the common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option; and (c) the assumption that the option is exercised and sold on the last day of its term for the appreciated stock price.

Option Exercises and Holdings

        The following table sets forth information concerning the exercise of stock options by each of our executive officers named above in the Summary Compensation Table and the value of unexercised stock options held by them as of December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year End
					Value of Unexercised In-The-Money Options at Fiscal Year End(2)
Name	Number of Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Hassan M. Ahmed	0	$—	1,179,481	2,273,519	$3,166,860	$6,393,180
Rubin Gruber	0	—	1,041,147	596,853	3,482,370	1,573,280
Paul R. Jones	100,000	390,800	350,192	600,208	870,980	1,761,790
John M. O'Hara	68,750	483,860	9,167	242,083	66,830	1,342,790
Gary A. Rogers	0	—	73,855	465,145	114,460	1,369,830

(1)
The value realized represents the difference between the aggregate closing price of the shares on the date of exercise less the aggregate exercise price paid.

(2)
The value of in-the-money options is based on the closing price of our common stock on December 31, 2003 of $7.54 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. These values may never be realized.

Employment Agreement

        Albert A. Notini serves as a member of our board of directors and is employed as President and Chief Operating Officer pursuant to an employment agreement entered into in April 2004. Under this agreement Mr. Notini's base salary is $325,000 annually and his "on target" variable bonus compensation is 85% of his annual base salary, which he has a contractual right to receive for the first year following his start date. Mr. Notini's compensation will be reviewed annually. In April 2004, we granted Mr. Notini an option to purchase 2,450,000 shares of our common stock at an exercise price of $3.99 per share, with 25% of the number of options vesting on the first anniversary of his commencement date and the remaining 75% vesting in equal monthly increments through the fourth anniversary of the commencement date. This agreement also includes change in control and termination terms and conditions.

Indemnification Agreements

        As described in our periodic reports filed under the Securities Exchange Act of 1934, certain of our current and former officers and directors are parties to legal proceedings because of their status as officers and directors. We have generally entered into indemnification agreements with our officers and directors and we may be liable for judgments, fines and expenses in connection with such proceedings, which, in the aggregate, may be material. In addition, we are paying legal fees for counsel representing our officers and directors in connection with such proceedings.

STOCK PERFORMANCE GRAPH

        The following performance graph show the cumulative total shareholder return assuming the investment of $100 on May 25, 2000, the date of our initial public offering, through December 31, 2003 in our common stock, the NASDAQ Composite Index and the NASDAQ Telecommunications Index. The performance shown is not necessarily indicative of future performance.

	Sonus Stock	Nasdaq Composite Index	Nasdaq Telecommunications Index
May 25, 2000	$100.00	$100.00	$100.00
Dec. 29, 2000	150.00	77.07	65.61
Dec. 31, 2001	27.45	60.85	33.50
Dec. 31, 2002	5.94	41.66	15.40
Dec. 31, 2003	44.79	62.49	25.99

SHAREHOLDER PROPOSALS FOR 2005 PROXY STATEMENT

        Any proposal that a shareholder of ours wishes to be considered for inclusion in our proxy statement and proxy card for the 2005 annual meeting of shareholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and must be submitted to our secretary at our offices, 250 Apollo Drive, Chelmsford, MA 01824, a reasonable time before we begin to print and mail our proxy materials for the 2005 annual meeting.

        If a shareholder wishes to present a proposal before the 2005 annual meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy in accordance with Rule 14a-8, such shareholder must also give written notice to our secretary at the address noted above. Our secretary must receive such notice not earlier than 90 days prior to the 2005 annual meeting and not later than the later of (1) 60 days prior to such annual meeting, or (2) 10 days following the date on which we first make public announcement of the date of such annual meeting.

SHAREHOLDERS SHARING THE SAME ADDRESS

        We have adopted a procedure called "householding." Under this procedure, we are delivering only one copy of the annual report and proxy statement to multiple shareholders who share the same address and have the same last name, unless we have received contrary instructions from an affected shareholder. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to receive separate proxy cards.

        We will deliver promptly upon written or oral request a separate copy of the annual report and the proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write, e-mail or call our Investor Relations Department at Sonus Networks, Inc., 250 Apollo Drive, Chelmsford, MA 01824, Attention: Investor Relations, tel: (978) 614-8100, ir@sonusnet.com. You may also access our annual report and proxy statement on our website, www.sonusnet.com, at Corporate/Investor Relations/SEC filings.

        If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the annual report or proxy statement in the future, please contact American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007, tel. (877) 777-0800. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

        Any shareholders of record who share the same address and currently receive multiple copies of our annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact our Investor Relations Department at the contact information listed above to participate in the householding program.

        A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

FORM 10-K

        Our Annual Report on Form 10-K for the year ended December 31, 2003, as amended by Amendment No. 1 on Form 10-K/A, is being mailed to shareholders in connection with this proxy solicitation. We will furnish, upon written request of any shareholder and the payment of an appropriate processing fee, copies of the exhibits to our Annual Report on Form 10-K, as amended. Please address all such requests to the Investor Relations department at our principal executive offices at 250 Apollo Drive, Chelmsford, MA 01824.

OTHER MATTERS

        The board of directors knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

        We will pay the costs of soliciting proxies from shareholders. Directors, executive officers and regular employees may solicit proxies, either personally, by facsimile or by telephone, on behalf of us, without additional compensation, other than the time expended and telephone charges in making such solicitations. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

By Order of the Board of Directors,

Charles J. Gray Secretary
Chelmsford, Massachusetts November 1, 2004

APPENDIX A

Sonus Networks, Inc.
Audit Committee Charter

Purpose

        The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of the Corporation (the "Board") in overseeing the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements. The Committee shall fulfill its responsibilities by reviewing:

  •
  the financial reports and other financial information provided by the Corporation to its stockholders, to any governmental body or to the public;

  •
  the Corporation's systems of internal control over financial reporting and disclosure controls and procedures;

  •
  the Corporation's auditing, accounting and financial reporting processes generally;

  •
  the independence, qualifications and performance of the Corporation's independent auditor; and

  •
  any legal compliance and ethics programs established by management and/or the Board.

        The Committee will maintain free and open communication among the Committee, the independent auditor and management of the Corporation.

Composition

        The Committee shall be appointed by the Board and may be removed or replaced, from time to time, by the Board. The Committee shall comprise three or more directors, each of whom shall be "independent" as defined by the applicable rules of The Nasdaq Stock Market, Inc. ("NASDAQ") and shall meet the other membership requirements of the NASDAQ rules. Each Committee member also shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Chair of the Committee shall be appointed by the Board. The Board shall determine the compensation of Committee members. No member of the Committee may receive any compensation from the Corporation other than director's fees.

        All members of the Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an "audit committee financial expert" as defined by applicable rules and regulations of the Securities and Exchange Commission (the "Commission").

Procedures and Administration

  Meetings

        The Committee shall meet at least quarterly. The Committee shall meet periodically as it deems necessary with management and the independent auditor, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone or act by unanimous written consent in lieu of a meeting. The Committee may delegate specific functions to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Committee at its next scheduled meeting. The Committee shall keep such records of its meetings as it shall deem appropriate and shall report regularly to the Board.

  Investigations

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation and the power to retain outside counsel or other experts for this purpose. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee. The Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Corporation. The Committee is empowered, without further action by the Board, to cause the Corporation to pay the compensation of such advisors as established by the Committee and to pay such administrative expenses as are necessary or appropriate for the Committee to fulfill its duties.

Responsibilities and Duties

        To fulfill its purpose, the Committee shall:

  Review Charter and Financial Statements

        1.     Review and reassess this Charter periodically, at least annually, and recommend any proposed changes to the Board for its approval.

        2.     Review the organization's annual financial statements and any report of other financial information submitted to the stockholders, the Commission or the public, including any certification, report, opinion or review rendered by the independent auditor. The Committee is not responsible for preparing the Corporation's financial statements or auditing those financial statements.

  Independent Auditor

        3.     Appoint the independent auditor. The Committee shall have the sole authority to appoint, compensate, retain, terminate, evaluate and oversee the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting. The Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints. The Committee shall have the sole authority to approve all audit engagement fees and terms. On an annual basis, the Committee shall review and actively discuss with the independent auditor its written statement concerning all relationships the auditor has with the Corporation to determine whether such relationships might impact the objectivity and independence of the auditor. The Committee should report to the Board whether the provision of permitted non-audit services by the auditor is compatible with maintaining the independent auditor's independence from management.

        4.     Set the compensation of the independent auditor and cause the Corporation to pay the compensation of the independent auditor established by the Committee.

        5.     Pre-approve all audit services and, as required by applicable rules, permitted non-audit services to be provided by the independent auditor. To the extent required by applicable rules, the Committee shall cause the Corporation to disclose in its periodic Commission reports the approval by the Committee of any permitted non-audit services to be performed by the independent auditor.

        6.     Confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

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        7.     Recommend to the Board policies of the Company for hiring employees or former employees of the independent auditor.

        8.     Review the performance of the independent auditor and either retain or terminate the independent auditor when circumstances warrant. The independent auditor shall report directly to the Committee.

        9.     Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

        10.   Review periodically as appropriate the reports required to be made by the independent auditor regarding:

    (a)
    Critical accounting policies and practices.

    (b)
    Alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

    (c)
    Other material written communications between the independent auditor and management.

        11.   Meet with the independent auditor prior to the audit to discuss the planning and scope of the audit for each fiscal year.

  Controls and Procedures

        12.   Oversee the Corporation's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Committee shall review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Securities Exchange Act of 1934.

        13.   Consider and review with the independent auditor and management:

    (a)
    The adequacy of the company's internal controls including computerized information system controls and security.

    (b)
    Any related significant findings and recommendations of the independent auditor together with management's responses thereto.

    (c)
    The reports on internal control over financial reporting contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations promulgated thereunder.

        14.   Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        15.   Review and approve all related party transactions on an ongoing basis.

  Financial Reporting Process

        16.   In consultation with the independent auditor, review the adequacy of the Corporation's financial disclosure and reporting processes, including any significant risks and uncertainties with respect to the quality, accuracy and completeness of the Corporation's financial disclosure and reporting processes.

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        17.   Consider the independent auditor's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

        18.   Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor or management.

  Systems and Conflicts

        19.   Establish systems for management and the independent auditor to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

        20.   Following the completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        21.   Review and discuss with the independent auditor any significant disagreement between management and the independent auditor with regard to the preparation of the financial statements.

        22.   Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  Review of Financial Statements and Information

        23.   Review and discuss with the Corporation's management and independent auditor the Corporation's audited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K.

        24.   Prepare for inclusion where necessary in a proxy or information statement of the Corporation relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

        25.   Review and discuss with the Corporation's management and independent auditor interim financial information prior to disclosure.

        26.   Review and discuss with the Corporation's management and independent auditor interim financial information to be included in the Corporation's Quarterly Reports on Form 10-Q and the matters required to be discussed by Statement on Auditing Standards No. 61.

  Qualified Legal Compliance Committee

        27.   The Committee shall serve as the Corporation's Qualified Legal Compliance Committee to receive, review, investigate and respond to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes-Oxley Act of 2002 and adopted as Part 205 of the Securities and Exchange Commission's rules and regulations (the "Rules").

        28.   The Committee shall inform the Corporation's chief legal officer and chief executive officer of any report of "evidence of a material violation" as defined by the Rules. The Committee shall determine whether an investigation is necessary regarding any report of evidence of a material violation by the Corporation, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to:

    (a)
    Notify the Board;

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    (b)
    Initiate an investigation, which may be conducted either by the chief legal officer or by outside counsel;

    (c)
    Retain independent expert advisors as the Committee deems necessary;

    (d)
    Recommend, by majority vote, that the Corporation implement an appropriate response to evidence of a material violation; and

    (e)
    Inform the chief legal officer and the chief executive officer and the Board of the results of any such investigation under this section and the appropriate remedial measures to be adopted.

  Miscellaneous

        29.   Review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by NASDAQ or the Commission.

* * *

[This amended and restated charter has been adopted by resolution of the Board of Directors on December 4, 2003.]

5

ANNUAL MEETING OF SHAREHOLDERS OF

SONUS NETWORKS, INC.

December 9, 2004

Please vote, date and sign
below and return your proxy
card in the envelope provided
as soon as possible.

(Your vote must be received prior to the annual meeting on December 9, 2004)

Please detach along perforated line and mail in the envelope provided.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:
NOMINEES:
	☐	FOR ALL NOMINEES	☐	Paul J. Ferri
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Rubin Gruber
	☐	FOR ALL EXCEPT (See instructions below)	☐	H. Brian Thompson
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT"and fill in the box next to each nominee's name you wish to withhold authority for, as shown here: ☒

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name(s) appear(s) hereon. All holders must sign. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

PROXY

SONUS NETWORKS, INC.

PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SONUS NETWORKS, INC., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated November 1, 2004, and hereby appoints Hassan M. Ahmed, Albert A. Notini and Charles J. Gray, and each of them, jointly and severally, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in name of the undersigned, to represent the undersigned at the 2004 annual meeting of shareholders of Sonus Networks, Inc. to be held on Thursday, December 9, 2004 at 9:00 a.m., local time, at The Radisson Hotel Chelmsford, 10 Independence Drive, Chelmsford, Massachusetts and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matter set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy will be voted as directed, or if no contrary direction is indicated, will be voted FOR the election of all director nominees and as said proxies deem advisable on such other matters as may properly come before the meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

SEE REVERSE SIDE	(Your vote must be returned prior to the annual meeting on December 9, 2004)	SEE REVERSE SIDE

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
BENEFICIAL OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND RELATED INFORMATION
STOCK PERFORMANCE GRAPH
SHAREHOLDER PROPOSALS FOR 2005 PROXY STATEMENT
SHAREHOLDERS SHARING THE SAME ADDRESS
FORM 10-K
OTHER MATTERS
APPENDIX A